MONTHLY SERVICER'S CERTIFICATE
                                                  CARMAX AUTO SUPERSTORES, INC.

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                                                    CARMAX AUTO OWNER TRUST
                                                         SERIES 2003-2
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  Collection Period                                                                                           12/01/03-12/31/03
  Determination Date                                                                                                  1/9/2004
  Distribution Date                                                                                                  1/15/2004


  Pool Balance
  ------------

     1 . Pool Balance on the close of the last day of the preceding
         Collection Period                                                                                 $    577,922,755.17

     2 . Collections allocable to Principal                                                                $     15,712,473.79

     3 . Purchase Amount allocable to Principal                                                            $              0.00

     4 . Defaulted Receivables                                                                             $         49,293.75

                                                                                                              -----------------
     5 . Pool Balance on the close of the last day of the Collection Period                                $    562,160,987.63
         (Ln1 - Ln2 - Ln3 - Ln4)

     6 . Initial Pool Balance                                                                              $    600,000,001.02

                                                                                        Beginning                   End
     7 . Note Balances                                                                  of Period                of Period
                                                                                 ----------------------------------------------

         a. Class A-1 Note Balance                                               $     104,408,528.01     $      86,412,884.46
         b. Class A-2 Note Balance                                               $     147,000,000.00     $     147,000,000.00
         c. Class A-3 Note Balance                                               $     129,000,000.00     $     129,000,000.00
         d. Class A-4 Note Balance                                               $     129,000,000.00     $     129,000,000.00
         e. Class B Note Balance                                                 $      18,000,000.00     $      18,000,000.00
         f. Class C Note Balance                                                 $      24,000,000.00     $      24,000,000.00
         g. Class D Note Balance                                                 $      24,000,000.00     $      24,000,000.00
                                                                                    ------------------        -----------------
         h. Note Balance (sum a - f)                                             $     575,408,528.01     $     557,412,884.46

     8 . Pool Factors

         a. Class A-1 Note Pool Factor                                                      0.8093684                0.6698673
         b. Class A-2 Note Pool Factor                                                      1.0000000                1.0000000
         c. Class A-3 Note Pool Factor                                                      1.0000000                1.0000000
         d. Class A-4 Note Pool Factor                                                      1.0000000                1.0000000
         e. Class B Note Pool Factor                                                        1.0000000                1.0000000
         f. Class C Note Pool Factor                                                        1.0000000                1.0000000
         g. Class D Note Pool Factor                                                        1.0000000                1.0000000
                                                                                    ------------------        -----------------
         h. Note Pool Factor                                                                0.9590142                0.9290215

     9 . Overcollateralization Target Amount                                                               $      8,432,414.81

    10 . Current overcollateralization amount (Pool Balance - Note Balance)                                $      4,748,103.17

    11 . Weighted Average Coupon                                                                           %             7.95%

    12 . Weighted Average Original Term                                                                   months         60.11

    13 . Weighted Average Remaining Term                                                                  months         54.50

  Collections
  -----------

    14 . Finance Charges:

         a. Collections allocable to Finance Charge                                                        $      3,815,494.43
         b. Liquidation Proceeds allocable to Finance Charge                                               $              0.00
         c. Purchase Amount allocable to Finance Charge                                                    $              0.00
                                                                                                              -----------------
         d. Available Finance Charge Collections (sum a - c)                                               $      3,815,494.43

    15 . Principal:
         a. Collections allocable to Principal                                                             $     15,712,473.79
         b. Liquidation Proceeds allocable to Principal                                                    $              0.00
         c. Purchase Amount allocable to Principal                                                         $              0.00
                                                                                                              -----------------
         d. Available Principal Collections (sum a - c)                                                    $     15,712,473.79

    16 . Total Finance Charge and Principal Collections (14d + 15d)                                        $     19,527,968.22

    17 . Interest Income from Collection Account                                                           $          8,497.93

    18 . Simple Interest Advances                                                                          $              0.00

                                                                                                              -----------------
    19 . Available Collections (Ln16 + Ln17 + Ln18)                                                        $     19,536,466.15

  Required Payment Amount
  -----------------------

    20 . Total Servicing Fee
         a. Monthly Servicing Fee                                                                          $        481,602.30
         b. Amount Unpaid from Prior Months                                                                $              0.00
         c. Amount Paid                                                                                    $        481,602.30
                                                                                                              -----------------
         d. Shortfall Amount (a + b - c)                                                                   $              0.00

    21 . Class A Noteholder Interest Amounts
         a. Class A-1 Monthly Interest                                                                     $        101,595.30
         b. Additional Note Interest related to Class A-1 Monthly Interest                                 $              0.00
         c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest                 $              0.00
                                                                                                              -----------------
         d. Total Class A-1 Note Interest (sum a - c)                                                      $        101,595.30

         e. Class A-2 Monthly Interest                                                                     $        205,800.00
         f. Additional Note Interest related to Class A-2 Monthly Interest                                 $              0.00
         g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest                 $              0.00
                                                                                                              -----------------
         h. Total Class A-2 Note Interest (sum e-g)                                                        $        205,800.00

         i. Class A-3 Monthly Interest                                                                     $        253,700.00
         j. Additional Note Interest related to Class A-3 Monthly Interest                                 $              0.00
         k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest                 $              0.00
                                                                                                              -----------------
         l. Total Class A-3 Note Interest (sum i-k)                                                        $        253,700.00

         m. Class A-4 Monthly Interest                                                                     $        330,025.00
         n. Additional Note Interest related to Class A-4 Monthly Interest                                 $              0.00
         o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest                 $              0.00
                                                                                                              -----------------
         p. Total Class A-4 Note Interest (sum m-o)                                                        $        330,025.00

    22 . Priority Principal Distributable Amount                                                           $              0.00

    23 . Class B Noteholder Interest Amount
         a. Class B Monthly Interest                                                                       $         37,500.00
         b. Additional Note Interest related to Class B Monthly Interest                                   $              0.00
         c. Interest Due on Additional Note Interest related to Class B Monthly Interest                   $              0.00
                                                                                                              -----------------
         d. Total Class B Note Interest (sum a-c)                                                          $         37,500.00

    24 . Secondary Principal Distributable Amount                                                          $              0.00

    25 . Class C Noteholder Interest Amount
         a. Class C Monthly Interest                                                                       $         55,000.00
         b. Additional Note Interest related to Class C Monthly Interest                                   $              0.00
         c. Interest Due on Additional Note Interest related to Class C Monthly Interest                   $              0.00
                                                                                                              -----------------
         d. Total Class C Note Interest (sum a-c)                                                          $         55,000.00

    26 . Tertiary Principal Distributable Amount                                                           $              0.00

    27 . Class D Noteholder Interest Amount
         a. Class D Monthly Interest                                                                       $         75,600.00
         b. Additional Note Interest related to Class D Monthly Interest                                   $              0.00
         c. Interest Due on Additional Note Interest related to Class D Monthly Interest                   $              0.00
                                                                                                              -----------------
         d. Total Class C Note Interest (sum a-c)                                                          $         75,600.00

    28 . Required Payment Amount (Sum: Ln 20 - Ln 27)                                                      $      1,540,822.60

    29 . Regular Principal Distributable Amount                                                            $     21,679,955.19

    30 . Unreimbursed Servicer Advances                                                                    $              0.00

  Available Funds
  ---------------

    31 . Available Collections                                                                             $     19,536,466.15

    32 . Reserve Account Draw Amount                                                                       $              0.00
                                                                                                              -----------------

    33 . Available Funds                                                                                   $     19,536,466.15

  Collection Account Activity
  ---------------------------

    34 . Deposits
         a. Total Daily Deposits of Finance Charge Collections                                             $      3,815,494.43
         b. Total Daily Deposits of Principal Collections                                                  $     15,712,473.79
         c. Withdrawal from Reserve Account                                                                $              0.00
         d. Interest Income                                                                                $          8,497.93
                                                                                                              -----------------
         e. Total Deposits to Collection Account (sum a - d)                                               $     19,536,466.15

    35 . Withdrawals
         a. Servicing Fee and Unreimbursed Servicer Advances                                               $        481,602.30
         b. Deposit to Note Payment Account for Monthly Note Interest/Principal                            $     19,054,863.85
         c  Deposit to Reserve Account                                                                     $              0.00
         d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)         $              0.00
                                                                                                              -----------------
         e  Total Withdrawals from Collection Account(sum a - d)                                           $     19,536,466.15

  Note Payment Account Activity
  -----------------------------

    36 . Deposits
         a. Class A-1 Interest Distribution                                                                $        101,595.30
         b. Class A-2 Interest Distribution                                                                $        205,800.00
         c. Class A-3 Interest Distribution                                                                $        253,700.00
         d. Class A-4 Interest Distribution                                                                $        330,025.00
         e. Class B Interest Distribution                                                                  $         37,500.00
         f. Class C Interest Distribution                                                                  $         55,000.00
         g. Class D Interest Distribution                                                                  $         75,600.00

         h. Class A-1 Principal Distribution                                                               $     17,995,643.55
         i. Class A-2 Principal Distribution                                                               $              0.00
         j. Class A-3 Principal Distribution                                                               $              0.00
         k. Class A-4 Principal Distribution                                                               $              0.00
         l. Class B Principal Distribution                                                                 $              0.00
         m. Class C Principal Distribution                                                                 $              0.00
         n. Class D Principal Distribution                                                                 $              0.00
                                                                                                              -----------------

         m. Total Deposits to Note Payment Account (sum a - n)                                             $     19,054,863.85

    37 . Withdrawals
         a. Class A-1 Distribution                                                                         $     18,097,238.85
         b. Class A-2 Distribution                                                                         $        205,800.00
         c. Class A-3 Distribution                                                                         $        253,700.00
         d. Class A-4 Distribution                                                                         $        330,025.00
         e. Class B Distribution                                                                           $         37,500.00
         f. Class C Distribution                                                                           $         55,000.00
         g. Class D Distribution                                                                           $         75,600.00
                                                                                                              -----------------
         h. Total Withdrawals from Note Payment Account (sum a - g)                                        $     19,054,863.85

  Certificate Payment Account Activity
  ------------------------------------

    38 . Deposits
         a. Excess Funds                                                                                   $              0.00
         b. Reserve Account surplus                                                                        $          1,540.57
                                                                                                              -----------------
         c  Total Deposits to Certificate Payment Account (sum a - b)                                      $          1,540.57

    39 . Withdrawals
         a. Certificateholder Distribution                                                                 $          1,540.57
                                                                                                              -----------------
         b. Total Withdrawals from Certificate Payment Account                                             $          1,540.57

  Required Reserve Account Amount
  -------------------------------

    40 . Lesser of: (a or b)
         a. $3,000,000.000                                                                                 $      3,000,000.00
         b.  Note Balance                                                                                  $    557,412,884.46

    41 . Required Reserve Account Amount                                                                   $      3,000,000.00


  Reserve Account Reconciliation
  ------------------------------

    42 . Beginning Balance (as of Preceding Distribution Date)                                             $      3,000,000.00
    43 . Investment Earnings                                                                               $          1,540.57
    44 . Reserve Account Draw Amount                                                                       $              0.00
                                                                                                              -----------------
    45 . Reserve Account Amount (Ln 42 + Ln43 - Ln44)                                                      $      3,001,540.57
    46 . Deposit from Excess Available Funds                                                               $              0.00
    47 . Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                      $          1,540.57
    48 . Ending Balance (Ln45 + Ln46 - Ln47)                                                               $      3,000,000.00
    49 . Reserve Account Deficiency (Ln41 - Ln48)                                                          $              0.00

  Instructions to the Trustee
  ---------------------------

    50 . Amount to be deposited from the Reserve Account into the Collection Account                       $              0.00
    51 . Amount to be paid to Servicer from the Collection Account                                         $        481,602.30
    52 . Amount to be deposited from the Collection Account into the Note Payment Account                  $     19,054,863.85
    53 . Amount to be deposited from the Collection Account into the Certificate Payment Account           $              0.00
    54 . Amount to be deposited from the Collection Account into the Reserve Account                       $              0.00
    55 . Amount to be deposited from the Reserve Account into the Certificate Payment Account for
         payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve Amount       $          1,540.57
    56 . Amount to be paid to Class A-1 Noteholders from the Note Payment Account                          $     18,097,238.85
    57 . Amount to be paid to Class A-2 Noteholders from the Note Payment Account                          $        205,800.00
    58 . Amount to be paid to Class A-3 Noteholders from the Note Payment Account                          $        253,700.00
    59 . Amount to be paid to Class A-4 Noteholders from the Note Payment Account                          $        330,025.00
    60 . Amount to be paid to Class B Noteholders from the Note Payment Account                            $         37,500.00
    61 . Amount to be paid to Class C Noteholders from the Note Payment Account                            $         55,000.00
    62 . Amount to be paid to Class D Noteholders from the Note Payment Account                            $         75,600.00
    63 . Amount to be paid to Certificateholders from the Certificate Payment Account with respect to Excess
         Funds and Reserve Account surplus                                                                 $          1,540.57

  Net Loss and Delinquency Activity
  ---------------------------------

    64 . Net Losses with respect to preceding Collection Period                                            $         49,293.75

    65 . Cumulative Net Losses                                                                             $         57,264.09

    66 . Cumulative Net Loss Percentage                                                                           0.0095%

    67 . Delinquency Analysis                                                           Number of                Principal
                                                                                          Loans                   Balance
                                                                                 ----------------------------------------------

         a. 31 to 60 days past due                                                         193             $      2,543,413.12
         b. 61 to 90 days past due                                                         51              $        666,538.79
         c. 91 or more days past due                                                        8              $         72,052.60
                                                                                 ----------------------------------------------
         d. Total (sum a - c)                                                              252                    3,282,004.51


  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on January 09, 2004.

  CARMAX AUTO SUPERSTORES, INC.
  ==============================================================================
  As Servicer

  By:             /s/Keith D. Browning
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  Name:           Keith D. Browning
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  Title:          Executive Vice President and Chief Financial Officer
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